                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints William H. Pearson, David E. Lacey and John Hugo, and each of them, his attorneys-in-fact, with full power of substitution, for him in any and all capacities, to sign on behalf of CompleTel Europe N.V., a public limited liability company organized under the laws of The Netherlands, an annual report on Form 10-K, and any and all amendments thereto, to be filed with the U.S. Securities and Exchange Commission (the "Commission") in compliance with the U.S. Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


                SIGNATURE                         TITLE                                 DATE
                ---------                         -----                                 ----
                                        Chief Executive Officer,
By:   /s/ William H. Pearson              President and Managing Director            March 14, 2001
   ---------------------------------      (Principal Executive Officer)
Name:  William H. Pearson

By:   /s/ Hansjorg Rieder               Managing Director                            March 14, 2001
   ------------------------
Name:  Hansjorg Rieder

By:   /s/ Martin Rushe                  Managing Director                            March 14, 2001
   ---------------------------------
Name:  Martin Rushe

By:   /s/ David E. Lacey                Chief Financial Officer                      March 14, 2001
   ------------------------               (Principal Financial Officer)
Name:  David E. Lacey

By:   /s/ John M. Hugo                  Corporate Controller (Principal              March 14, 2001
   ------------------------               Accounting Officer)
Name:  John M. Hugo

By:   /s/ James E. Dovey                Supervisory Director and                     March 14, 2001
   ------------------------               Chairman
Name:  James E. Dovey

By:   /s/ James C. Allen                Supervisory Director                         March 14, 2001
   ------------------------
Name:  James C. Allen

By: /s/ Lawrence F. Degeorge            Supervisory Director                         March 14, 2001
   -------------------------
Name:  Lawrence F. DeGeorge

By:   /s/ Paul J. Finnegan              Supervisory Director                         March 14, 2001
   ------------------------
Name:  Paul J. Finnegan


By:   /s/ Royce J. Holland              Supervisory Director                         March 14, 2001
   ------------------------
Name:  Royce J. Holland

By:   /s/ James H. Kirby                Supervisory Director                         March 14, 2001
   ------------------------
Name:  James H. Kirby

By:   /s/ James N. Perry, Jr.           Supervisory Director                         March 14, 2001
   ---------------------------------
Name:  James N. Perry, Jr.